UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007
______________________
FortuNet, Inc.
(Exact name of Registrant as specified in its charter)
______________________

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2950 South Highland Drive, Suite C Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code : (702) 796-9090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 9, 2007, the Company issued a press release of new products introduced at the Bingo World trade show in Las Vegas, NV on March 6-8.
. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNET, INC.

March 9, 2007	By:	/s/ /s/ Yuri Itkis
Yuri Itkis, Chief Executive Officer and Chairman of the Board

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 9, 2007